=================================================================




                             MEDIUM-TERM NOTES, SERIES B
                                Up to U.S. $75,000,000
                       Maturities from One Year to Thirty Years


                              PLACEMENT AGENCY AGREEMENT


                                        among


                         CONNECTICUT NATURAL GAS CORPORATION,

                                                            as Issuer,

                                         and


                                  SMITH BARNEY INC.


                                         and


                              A.G. EDWARDS & SONS, INC.,

                                                            as Agents.







                                 Dated June 14, 1994



          =================================================================

                         CONNECTICUT NATURAL GAS CORPORATION

                                   U.S. $75,000,000
                             Medium-Term Notes, Series B
                            with Maturities from One Year
                          to Thirty Years from Date of Issue

                              Placement Agency Agreement
                              --------------------------


                                                         New York, New York
                                                              June 14, 1994


          Smith Barney Inc.
          1345 Avenue of the Americas
          New York, N.Y.  10105

          A.G. Edwards & Sons, Inc.
          One North Jefferson
          St. Louis, MO  63103


          Dear Sirs:

                    Connecticut Natural Gas Corporation, a Connecticut corporation (the "Issuer"), confirms its agreement with you, with respect to the issue and sale by the Issuer of its Medium-Term Notes, Series B (the "Notes"). The Notes may be sold by the Issuer in an aggregate principal amount at any time outstanding of up to U.S. $75,000,000. It is understood, however, that the Issuer may from time to time authorize the issuance of additional Notes and that such additional Notes may be sold through or to the Agents pursuant to the terms of this Placement Agency Agreement (the "Agreement"), all as though the issuance of such Notes were authorized as of the date hereof. The Notes will be offered without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption therefrom provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder ("Regulation D").
          The Notes will be issued under an Issuing and Paying Agency Agreement dated as of June 1, 1994 (the "Issuing and Paying Agency Agreement"), between the Issuer and Shawmut Bank Connecticut, National Association, as issuing and paying agent (the "Issuing and Paying Agent"). All Notes having a common issue date, maturity date, interest rate and otherwise identical terms are referred to herein as a "Tranche". The Notes will be issued, and the terms thereof established, in accordance with the Issuing and Paying Agency Agreement and, in the case of Notes sold pursuant to Section 2(a), the Medium-Term Notes

          Administrative Procedures attached hereto as Exhibit A (the "Procedures"). The Procedures set forth in Exhibit A shall remain in effect with respect to sales solicited by Agents until changed by the Issuer and the applicable Agent or Agents and the Issuing and Paying Agent. For the purposes of this Agreement: the term "Agents" shall refer to any of you acting solely in the capacity as agent for the Issuer pursuant to Section 2(a) and not as principal; the term "Purchaser" shall refer to any of you acting solely as principal pursuant to Section 2(b) and not as agent; and the term "you" shall refer to any of the firms which are addressees named above, acting in both such capacities or in either such capacity.

                    1. REPRESENTATIONS AND WARRANTIES. The Issuer represents and warrants to each of you, and shall be deemed to represent and warrant to each of you at and as of each time the Issuer gives a notice requesting any of you to solicit offers as Agent, at and as of each acceptance of an offer by the Issuer, at and as of the date of each Terms Agreement (as defined in Section 2(b)), and upon the delivery to the purchaser (or its agent) pursuant to such offer or to any Purchaser of any Note pursuant to such Terms Agreement, as the case may be, that:

                    (a) The Offering Memorandum does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the foregoing representations and warranties shall not apply to statements in the "Offering Memorandum" made in reliance upon and in conformity with information furnished to the Issuer in writing by any of you, or on behalf of any of you which has been furnished by a person authorized to do so, specifically for use therein. As used in this Agreement, the term "Offering Memorandum" means the confidential offering memorandum dated the same date as this Agreement relating to the Notes, as it may be amended or supplemented from time to time, including any documents incorporated by reference therein and any quarterly, semiannual or annual report of the Issuer delivered to any of you for delivery together with the Offering Memorandum, which amendment or supplement may be in the form of a separate document that does not state that it is a supplement to the Offering Memorandum, and any reference to the terms "amend", "amendment" or "supplement" with respect to the Offering Memorandum shall refer to and include the filing with the Securities and Exchange Commission of any documents incorporated by reference into the Offering Memorandum after the date hereof.

                    (b) The financial statements of the Issuer included or incorporated by reference in, or as an exhibit, attachment or appendix to, the Offering Memorandum present fairly the financial position of the Issuer as of the dates indicated and the results of its operations for the periods specified, and, except as disclosed in the Offering Memorandum, the audited financial statements of the Issuer therein have been prepared in accordance with generally accepted accounting principles in the United States consistently applied and any interim financial statements therein have been prepared on a basis substantially consistent with that of the audited year-end financial statements, except as otherwise required or permitted by generally accepted accounting principles for interim periods in the United States.

                    (c) Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise set forth therein, (i) there has been no material adverse change, or to the knowledge of the Issuer any development involving a prospective change, in the financial condition, earnings, business or business prospects or properties of the Issuer and its subsidiaries considered as a single enterprise, whether or not arising in the ordinary course of business and (ii) no rating of any of the debt securities of the Issuer has been lowered by Moody's Investors Service, Inc., or Standard & Poor's Ratings Group (each a "Rating Agency"), nor has there been any public announcement that any Rating Agency has under surveillance or review its rating of any such debt securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating).

                    (d) The Issuer has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Connecticut and has full power, authority and legal right to execute and deliver this Agreement and the Issuing and Paying Agency Agreement, to issue the Notes, and to perform its obligations under this Agreement, the Issuing and Paying Agency Agreement and the Notes; the execution and delivery of this Agreement, the Issuing and Paying Agency Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Issuer; each Note, when completed, executed, authenticated and delivered in accordance with the Issuing and Paying Agency Agreement against payment of the consideration therefor will constitute a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with the terms of such Note, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally or by general equity principles, and will entitle its holder to the benefits of the Issuing and Paying Agency Agreement; and the Issuing and Paying Agency Agreement conforms and each Note will conform in all material respects to the descriptions thereof in the Offering Memorandum.

                    (e) The execution and delivery of this Agreement and the Issuing and Paying Agency Agreement, the issuance of any Note and the consummation of the transactions contemplated hereunder or thereunder will not conflict with, constitute a breach of, constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (in each case material to the Issuer and its subsidiaries considered as a single enterprise) upon any property or assets of the Issuer or any of the Issuer's subsidiaries pursuant to, the charter or by-laws of the Issuer or any of the Issuer's subsidiaries, or any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Issuer or any of the Issuer's subsidiaries is a party or to which any of the property or assets of the Issuer or any of the Issuer's subsidiaries is subject. No such action will result in any violation, material to the Issuer and its subsidiaries considered as a single enterprise or to the power, authority or ability of the Issuer to perform its obligations under this Agreement, the Issuing and Paying Agency Agreement and the Notes, of the provisions of any law, decree, regulation, order or judgment of any court, arbitrator, government, governmental authority or agency to which the Issuer or any of the Issuer's subsidiaries or any of their respective properties or assets is subject.

                    (f) Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise set forth therein, (i) there are no legal or governmental actions, suits or proceedings before or by any court or governmental agency or body of any jurisdiction now pending or, to the knowledge of the Issuer, threatened against the Issuer or any of the Issuer's subsidiaries or to which any property of the Issuer or any of the Issuer's subsidiaries is the subject, other than such actions, suits or proceedings which in each case will not have a material adverse effect on the financial condition, earnings, business or business prospects or properties of the Issuer and its subsidiaries considered as a single enterprise or the ability of the Issuer to perform its obligations under this Agreement, the Issuing and Paying Agent Agreement and the Notes and (ii) there are no such actions, suits or proceedings pending or, to the knowledge of the Issuer, threatened, relating to the Notes, their offering or the Offering Memorandum.

                    (g) No approval, authorization, consent or other order of, or any filing with, any government, governmental or other administrative agency or body is required in connection with the execution and delivery by the Issuer of this Agreement and the Issuing and Paying Agency Agreement, the solicitation of offers to purchase Notes, the issuance of any Note or the performance by the Issuer of any of its obligations hereunder or thereunder, except such as may be required under the blue sky laws of any jurisdiction in connection with the issue and sale of the Notes. All neces-sary approvals, if any, have been obtained from the Connecticut Department of Public Utility Control to authorize the issuance and sale of the Notes and such approvals, if any, remain in full force and effect on the date hereof.

                    (h) This Agreement and the Issuing and Paying Agency Agreement have been duly executed and delivered by the Issuer and constitute the legal, valid and binding agreements of the Issuer, and are enforceable against the Issuer in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditors' rights generally or by general equity principles.

                    (i) The Notes satisfy the requirements set forth in paragraph (d)(3) of Rule 144A ("Rule 144A") under the Securities Act.

                    (j) Neither the Issuer nor any affiliate (which, for purposes of this Agreement, shall have the meaning given in Rule 501(b) of Regulation D) of the Issuer has directly or indirectly, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any of the Notes or any other security (as defined in the Securities Act) which is or will be integrated with any sale of the Notes in a manner that would require the registration of the Notes under the Securities Act or (ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offering of the Notes.

                    (k) The Issuer and its subsidiaries have statutory authority, franchises, permits, easements and consents free from unduly burdensome restrictions and adequate for the conduct of the respective businesses in which they are engaged.

                    (l) The Issuer is neither a "holding company" under the Public Utility Holding Company Act of 1935 nor a "subsidiary company" nor an "affiliate" of a "holding company" within the meaning of these terms as defined in said Act. The Issuer is not subject to regulation by the Federal Energy Regulatory Commission ("FERC") under the Natural Gas Act, except with respect to certain interstate sales for resale as to which the Issuer has a blanket certificate of public convenience and authority from FERC.

                    (m) The Issuer has an authorized capitalization as set forth for it in the Offering Memorandum, and all of the issued shares of capital stock of the Issuer have been duly and validly authorized and issued, and are fully paid and nonassessable and all of the issued shares of capital stock of CNG Realty Corp., ENI Transmission Company, and Energy Networks, Inc. are owned by the Issuer free and clear of all liens, encumbrances, equities or claims.

                    (n) Except as set forth or arising out of facts disclosed in the Offering Memorandum or incorporated by reference therein, neither the Issuer nor its subsidiaries to the best of its knowledge (a) is in violation of any laws, ordinances, governmental rules and regulations to which it is subject or (b) has failed to obtain any licenses, permits, franchises or other governmental authorizations, necessary to the ownership of its property or to the conduct of its business, which violation or such failure to obtain could reasonably be expected to materially adversely affect the business, business prospects, profits, properties or condition (financial or otherwise) of the Issuer and its subsidiaries considered as one enterprise.

                    (o) Each subsidiary of the Issuer which is a significant subsidiary (each a "Significant Subsidiary") as defined in Rule 405 of Regulation C of the 1933 Act Regulations has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Offering Memorandum and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify and be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Issuer and its subsidiaries considered as one enterprise; and all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, except for directors' qualifying shares, is owned by the Issuer, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                    (p) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), including the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder.

                    (q) Neither the Issuer nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Offering Memorandum any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum as amended or supplemented.

                    (r) Each Note will be an unconditional and direct debt obligation of the Issuer and will rank PARI PASSU with other unsecured and unsubordinated existing and future obligations of the Issuer.

                    (s) The Issuer is not an "investment company" within the meaning of the Investment Company Act of 1940.

                    2. APPOINTMENT OF AGENTS; SOLICITATION BY THE AGENTS OF OFFERS TO PURCHASE; SALES OF NOTES TO A PURCHASER.
          (a) (i) Subject to the terms and conditions set forth herein, the Issuer hereby appoints and authorizes each of the Agents to act as its agent to solicit offers for the Purchase of Notes from the Issuer.

                   (ii) On the basis of the representations and warranties, and subject to the terms and conditions, set forth herein, each Agent agrees, severally and not jointly, as agent of the Issuer, to use its reasonable efforts to solicit offers to purchase Notes from the Issuer upon the terms and conditions described in the Offering Memorandum and in the Procedures. In soliciting offers as agents, each Agent is acting individually, and not jointly, solely as agent of the Issuer and not as principal. Each Agent shall use its reasonable efforts to assist the Issuer in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Issuer, but such Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any purchaser and shall not have any liability to the Issuer in the event any such purchase is not consummated for any reason; PROVIDED that the foregoing shall not operate to release any Agent from any liability it may otherwise have as a result of its failure to perform its obligations under this Agreement. Except as provided in Section 2(b), under no circumstances will any Agent be obligated to purchase any Notes for its own account. It is understood and agreed, however, that any Agent may purchase Notes for its own account as Purchaser pursuant to Section 2(b) or otherwise as may be agreed or permitted by the Issuer and such Agent.

                  (iii) The Issuer reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Notes. Within one business day of receipt of instructions to that effect from the Issuer, each Agent will forthwith suspend solicitation of offers to purchase Notes from the Issuer until such time as the Issuer has advised it that such solicitation may be resumed.

                   (iv) The Issuer agrees to pay each Agent a commission, upon closing, with respect to each sale of Notes by the Issuer as a result of a solicitation made by such Agent, including any sale for the account of any affiliate of the Agent, in an amount equal to that percentage of the aggregate principal amount of the Notes sold by the Issuer specified on Schedule I hereto for Notes with the relevant term. Such commission shall be payable as specified in the Procedures.

                    (v) Subject to the provisions of this Section 2(a) and to the Procedures, offers for the purchase of Notes may be solicited by the Agents, as agents for the Issuer, at such time and in such amounts as the Agents and the Issuer deem advisable. The Issuer may from time to time offer Notes for sale otherwise than through an Agent (but subject to Section 4(a)(v)); PROVIDED, HOWEVER, that so long as this Agreement shall be in effect the Issuer shall not solicit or accept offers to purchase Notes through any agent other than an Agent without giving the Agents prior notice of such appointment and appointing such agent as an additional Agent hereunder on the same terms and conditions as provided herein for the Agents. Each such additional Agent shall execute this Agreement and shall become an Agent for all purposes hereof.

                   (vi) Each Agent may, in the exercise of its reasonable discretion, reject any offer to purchase Notes received by it as agent of the Issuer and not communicate such offer to the Issuer. Each Agent shall communicate to the Issuer, orally or in writing, each such offer that it does not reject and, if such Agent or any of its affiliates shall be the offeror, shall advise the Issuer of that fact. The Issuer shall have full discretion to reject any offer to purchase Notes in whole or, if permitted by the terms of such offer, in part.

                  (vii) If the Issuer shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted, or, in the event that the Notes are to be issued in book-entry form, to deliver a book-entry Note to The Depository Trust Company or such other depository as may be mutually agreed upon by the parties hereto, the Issuer shall hold each of you harmless against any loss, claim or damage arising from or as a result of such default by the Issuer (except to the extent that such default by the Issuer shall result from the failure of you yourself to perform your obligations hereunder).

                    (b) (i) Subject to the terms and conditions stated herein, whenever the Issuer and any one (or more) of you determine that the Issuer shall sell Notes directly to any one (or more) of you as the Purchaser, each such sale of Notes shall be made in accordance with the terms of this Agreement and, unless specifically waived by the Purchaser, a supplemental agreement relating thereto between the Issuer and the Purchaser. Each such supplemental agreement (which shall be substantially in the form of Exhibit B) is herein referred to as a "Terms Agreement". A Purchaser's commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Issuer contained herein or therein (if any) and shall be subject to the terms and conditions set forth herein and in such Terms Agreement. Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto, specify the principal amount of such Notes, the price to be paid to the Issuer for such Notes specified by reference to the principal amount of the Notes and the discount to the Purchaser from the principal amount thereof, the rate at which interest will be paid on such Notes, the date of issuance of such Notes (the "Closing Date"), the place of delivery of the Notes and payment therefor, the method of payment, any modification of, or addition to, the requirements for the delivery of the opinions of counsel set forth in Section 6(a)(ii), the certificates from the Issuer or its officers and the letter from the Issuer's independent public accountants, and such other terms and conditions as may be specified therein from time to time. The discount to the Purchaser with respect to any Notes sold pursuant to this Section

          2(b) shall be equal to that percentage of the principal amount thereof specified in Schedule I hereto for Notes with the relevant term, unless a higher percentage is specified in the applicable Terms Agreement.

                   (ii) The settlement details for Notes sold to a Purchaser pursuant to any Terms Agreement shall be agreed to between the Issuer and such Purchaser in the respective Terms Agreement. If there is no such Terms Agreement, the settlement details specified in the Procedures shall apply with the Purchaser filling the roles specified therein of the Agent and the beneficial owner.

                  (iii) Nothing contained in this Agreement shall obligate an Agent to enter into a Terms Agreement with the Issuer or to otherwise agree to purchase Notes for its own account

                    3. OFFERING AND SALE OF NOTES. Each party hereto agrees to perform the respective duties and obligations specifically provided to be performed by it in the Procedures.

                    4. AGREEMENTS. (a) The Issuer agrees with each of you that:

                   (i) If reasonably necessary to set forth information that is material to an investment in a Note and not otherwise contained in the Offering Memorandum, the Issuer shall prepare a supplement to the Offering Memorandum with respect to such Note.

                  (ii) The Issuer shall furnish to each of you such information and documents relating to the business, operations and affairs of the Issuer, the Offering Mem-orandum and any amendments thereof or supplements thereto, the Issuing and Paying Agency Agreement, the Notes, this Agreement, any Terms Agreement, the Procedures and the performance by the parties hereto of their respective obligations hereunder and thereunder as you may from time to time and at any time prior to the termination of this Agreement reasonably request in connection with soliciting offers to purchase Notes. The Issuer shall notify each of you promptly (1) if at any time any event occurs which constitutes (or after notice or lapse of time or both would constitute) a default or an event of default under the Notes, the Issuing and Paying Agency Agreement or this Agreement or (2) of any material adverse change, or to the knowledge of the Issuer any development involving a prospective change, in the financial condition, earnings, business or business prospects or properties of the Issuer and its subsidiaries considered as a single enterprise.

                 (iii) The Issuer shall, whether or not any sale of Notes is consummated, (1) pay all expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including the fees and disbursements of its accountants and counsel, the cost of printing or other production and delivery of the Offering Memorandum, all amendments thereof and supplements thereto, the Issuing and Paying Agency Agreement, this Agreement, any Terms Agreement and all other documents relating to the offering of Notes pursuant hereto and thereto, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements of the Issuing and Paying Agent and any paying or other agents under the Issuing and Paying Agency Agreement and the fees of any agency that rates the Notes,
               (2) reimburse each of you on a quarterly basis for all reasonable out-of-pocket expenses incurred by you in connection with this Agreement and the transactions contemplated hereby and (3) pay the reasonable fees and expenses of Reid & Priest incurred in connection with this Agreement and the transactions contemplated hereby.

                  (iv) Each time that the Offering Memorandum is amended or supplemented (other than solely (1) to provide updated financial information, (2) to specify additional or revised terms of the Notes, (3) as a result of the incorporation by reference of a document filed by the Issuer with the Securities and Exchange Commission and/or (4) to revise the plan of distribution), the Issuer shall deliver or cause to be delivered promptly to each of you an officer's certificate and an opinion of counsel for the Issuer, dated the date of such amendment or of such supplement, in form reasonably satisfactory to each of you, of the same tenor as the certificate and opinion referred to in Sections 5(a)(ii) and (iii) but modified to relate to the Offering Memorandum, this Agreement and the Issuing and Paying Agency Agreement as then in effect. At the request of either Agent, the Issuer shall furnish to each of you an officer's certificate and an opinion of counsel for the Issuer, each dated not more than five days prior to the date of delivery and in a form reasonably satisfactory to each of you, of the same tenor as the certificate and opinion referred to in Sections 5(a)(ii) and (iii) but modified to relate to the Offering Memorandum, this Agreement and the Issuing and Paying Agency Agreement as then in effect. At the request of either Agent, the Issuer shall furnish to you a letter of the independent accountants for the Issuer of the same tenor as the letter referred to in Section 5(a)(v), but modified to relate to the most recent annual and quarterly financial statements of the Issuer included in the Offering Memorandum as then in effect pursuant to Section 4(a)(ix).

                   (v) Unless otherwise specified in any Terms Agreement, the Issuer shall not, without the prior consent of the Purchaser thereunder, issue or announce the proposed issuance of any of its debt securities (including Notes), which are denominated in the same currency as, and have similar maturities, similar interest rates and other terms (including in respect of the method of computing interest) substantially similar to those of, the Notes being purchased pursuant to such Terms Agreement, during the period commencing on the date on which the Issuer accepts an offer to purchase any Note in accordance with such Terms Agreement and terminating on the Closing Date for the sale of such Note.

                  (vi) The Issuer shall deliver to each of you, from time to time, as many copies of the Offering Memorandum and of any amendment or supplement that has been prepared with respect thereto, and as many copies of any financial statements and other periodic reports that the Issuer may furnish generally to holders of its debt securities, as each of you may reasonably request.

                 (vii) The Issuer shall notify each of you promptly if at any time any event occurs as a result of which the current Offering Memorandum would contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Issuer promptly shall prepare an amendment or supplement which will correct such statement or omission.

                (viii) The Issuer shall furnish to each of you in written form all interim financial statement information updating the financial statement information included in, or as an exhibit, attachment or appendix to, the Offering Memorandum promptly upon publication of such interim information and, within four months of the end of each such interim period, cause the Offering Memorandum to be supplemented to include such financial information and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding of such financial information, which supplement may be in the form of a separate quarterly or semiannual report or report filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  (ix) The Issuer shall furnish to each of you the audited consolidated financial statements updating the audited consolidated financial statements and the financial information included in the Offering Memorandum for each corresponding fiscal year as promptly as practicable after the publication of such financial statements but in any event not later than four months after the end of such fiscal year and cause the Offering Memorandum to be supplemented to include such audited financial statements and the accountants' report with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements, which supplement may be in the form of a separate annual report or report filed under the Exchange Act.

                   (x) The Issuer shall (1) furnish to each of you copies of any proposed supplement or amendment to the Offering Memorandum (other than any document incorporated by reference therein) two business days in advance of using such supplement or amendment and (2) permit each of you to review and comment as to the form and content thereof; PROVIDED, HOWEVER, that an amendment or supplement prepared to set forth terms and conditions of any Notes need not be furnished to or reviewed by those of you who are not named therein, who shall not have solicited offers for such Notes and who are not to be Purchasers of such Notes. Any of you who shall have an objection to such proposed amendment or supplement may immediately terminate this Agreement as to such of you by notice to the Issuer. At the request of any of you so terminating, the Issuer shall promptly amend or supplement the Offering Memorandum to indicate those firms that remain Agents.

                  (xi) The Issuer shall not offer or sell any securities under circumstances which would require the registration of any of the Notes under the Securities Act.

                 (xii) The Issuer will take appropriate steps to ensure that the aggregate principal amount of Notes at any time outstanding does not exceed U.S. $75,000,000, will not issue any Notes if such issuance would cause such limit to be exceeded, will promptly notify each of you in the event that at any time such limit has been reached and will promptly notify each of you if such limit is increased pursuant to this Agreement.

                (xiii) The Issuer shall not, without having given prior written notice to each of you, consent to any amendment of the Issuing and Paying Agency Agreement. The Issuer shall promptly notify each of you of any resignation or removal of the Issuing and Paying Agent and the appointment of any successor thereto.

                 (xiv) For so long as any of the Notes are outstanding, the Issuer will provide to any holder of Notes that are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, and to any prospective purchaser of such Notes designated by a holder thereof, upon the request of such holder or prospective purchaser in connection with a transfer or proposed transfer pursuant to Rule 144A, any information required to be provided to such holder or prospective purchaser to comply with the conditions set forth in Rule 144A as in effect as of the date the Notes of the corresponding Tranche shall have been first issued (together with any such information added by an amendment to Rule 144A after such date, to the extent such information can be provided without unreasonable additional expense to the Issuer).

                  (xv) None of you shall be liable or responsible to the Issuer for any losses, damages or liabilities suffered or incurred by the Issuer, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of a Note by a holder in any manner that does not comply with the applicable restrictions on resale and transfer or the procedures required for resale and transfer set forth herein, in the Issuing and Paying Agency Agreement and in the Notes; PROVIDED that each of you, severally and not jointly, shall remain liable for the performance of your own obligations under this Agreement.

                 (xvi) The Issuer will at all times ensure that all approvals, authorizations, consents or other orders of, and all filings with, any governmental or other administrative agency or body will be, prior to the time required, obtained or made (1) so that the Issuer may lawfully perform its obligations under the Notes, this Agreement and the Issuing and Paying Agency Agreement and (2) so that performance of such obligations will, in all respects material to the Issuer and its subsidiaries considered as a single enterprise or material to the Issuer's ability to perform its obligations under this Agreement, the Issuing and Paying Agency Agreement or the Notes, comply with any laws, decrees, regulations, judgments or orders of any court, government, governmental authority or agency to which the Issuer or any of its subsidiaries or any of their respective properties or assets is subject.

                (xvii) The Issuer will send to each of you a copy of every notice of a meeting of the holders of the Notes (or any of them) that is sent by the Issuer to such holders at the same time it is sent to such holders and will promptly notify each of you immediately upon its becoming aware that a meeting of the holders of the Notes (or any of them) has been convened by any of such holders.

               (xviii) The Issuer shall promptly notify each of you of any lowering in the ratings of any of the Issuer's debt securities by any Rating Agency, or any public announcement that any Rating Agency has under surveillance or review its ratings of any such debt securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating).

                 (xix) During the six-month period following the issue date of any Note, neither the Issuer nor any affiliate of the Issuer will directly or indirectly, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any of the Notes or any other security (as defined in the Securities Act) which will be integrated with such sale of Notes in a manner that would require the registration of the Notes under the Securities Act.

                    (b) The obligations of the Issuer under Sections 4(a)(i), (ii), (vi), (vii), (viii) and (ix) shall be suspended during any period of time during which the Issuer shall have suspended the solicitation of offers to purchase Notes by written notice to each Agent; PROVIDED, HOWEVER, such obligations of the Issuer shall remain in effect with respect to an Agent (i) for a period of two years following the date of notice of such suspension if such Agent shall own any Notes with the intention of reselling them as contemplated by Section 2(b) or (ii) if the Issuer has accepted an offer to purchase Notes solicited by such Agent pursuant to this Agreement and the settlement for such sale shall not have occurred. At least one week prior to end of any such period during which solicitations shall have been suspended, the Issuer shall notify each of you of any event or change contemplated by the last sentence of Section 4(a)(ii) or by
          Section 4(a)(vii) of which the Issuer would have been obligated to notify each of you, and shall provide each of you all written information and supplements referred to in Sections 4(a)(viii) and (ix) that the Issuer would have been obligated to deliver to each of you, had the Issuer not so suspended the solicitation of offers.

                    5.  CONDITIONS TO THE OBLIGATIONS OF THE AGENTS.
          (a) The obligations of each Agent to solicit offers to purchase any Notes shall be subject to the accuracy of the representations and warranties on the part of the Issuer contained herein as of each time the Issuer gives a notice requesting any of you to solicit offers as agents, at and as of each acceptance of an offer by the Issuer and upon delivery of any Note to the purchaser (or its agent) pursuant to such offer, to the accuracy of the statements of the Issuer made in any certificates delivered pursuant to the provisions hereof as of the respective dates of such certificates, to the performance and observance by the Issuer of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

                   (i) The Issuer shall have obtained all authorizations, consents and approvals of any court or governmental or other regulatory agency or body required in connection with the issuance and sale of the Notes and the performance of its obligations hereunder and under the Notes and the Issuing and Paying Agency Agreement.

                  (ii) The Issuer shall have furnished to each Agent a certificate of the Issuer signed by the principal financial or accounting officer of the Issuer, dated as of the date hereof, to the effect that, to the best of his knowledge after reasonable inquiry:

                         (1) the representations and warranties of the Issuer in this Agreement are true and correct in all material respects on and as of the date of the certificate and the Issuer has performed in all material respects all its obligations and satisfied all the conditions on its part to be satisfied at or prior to the date of the certificate;

                         (2) since the date of the most recent financial statements included in the current Offering Memorandum, there has been no material adverse change, or to the knowledge of the Issuer any development involving a prospective change, in the financial condition, earnings, business or business prospects or properties of the Issuer and its subsidiaries considered as a single enterprise, except as set forth or contemplated in the Offering Memorandum; and

                         (3)  the Offering Memorandum (other than
                    statements made therein in reliance upon and in conformity with information furnished to the Issuer in writing by any of you, or on behalf of any of you which has been furnished by a person authorized to do so, specifically for use therein, as to which no representation shall be made) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                 (iii) The Issuer shall have furnished to each Agent the opinion of Murtha, Cullina, Richter and Pinney, counsel to the Issuer, substantially in the form of Exhibit C hereto.

                  (iv) Each Agent shall have received from Reid & Priest, your counsel, such opinion with respect to the proposed issue and sale of the Notes and other related matters as such Agent may reasonably require.

                   (v) Arthur Andersen & Co., independent accountants for the Issuer, shall have furnished to each Agent an executed copy of a letter in the form heretofore agreed to by each Agent.

                    (b) The documents required to be delivered by this
          Section 5 shall be delivered at, or transmitted by telecopy (with an undertaking promptly to forward the original copies thereof) to, the offices of Reid & Priest, counsel for the Agents, at 40 West 57th Street, New York, New York, Attn: Kevin Stacey, at 9:30 A.M., New York City time, on the date hereof, and an original of each such document will be sent to each of you.

                    6.  CONDITIONS TO THE OBLIGATIONS OF A PURCHASER.
          (a) The obligations of any Purchaser to purchase any Notes shall be subject to the accuracy of the representations and warranties on the part of the Issuer contained herein or in the corresponding Terms Agreement, if any, at and as of the date of the corresponding Terms Agreement and upon the delivery to any Purchaser of any Note pursuant to such Terms Agreement, to the performance and observance by the Issuer of all covenants and agreements herein or therein contained on its part to be performed and observed and to the following additional conditions precedent:

                   (i) The Issuer shall have obtained all authorizations, consents and approvals of any court or governmental or other regulatory agency or body required in connection with the issuance and sale of the Notes and the performance of its obligations hereunder and under the Notes and the Issuing and Paying Agency Agreement.

                  (ii) To the extent provided by such Terms Agreement, the Purchaser shall have received, appropriately updated, (1) a certificate of the Issuer dated as of the Closing Date to the effect set forth in Section 5(a)(ii), (2) the opinion of Murtha, Cullina, Richter and Pinney dated the Closing Date to the effect set forth in Section 5(a)(iii), (3) the opinion of Reid & Priest dated the Closing Date to the effect set forth in Section 5(a)(iv) and (4) the letter of Arthur Andersen & Co. dated the Closing Date to the effect set forth in Section 5(a)(v).

                 (iii) Prior to the Closing Date, the Issuer shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

                    (b) If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement and any Terms Agreement, or if any other event occurs which permits cancellation under this Agreement, such Terms Agreement and all obligations of the Purchaser thereunder and with respect to the Notes subject thereto may be canceled at, or at any time prior to, the respective Closing Date by the Purchaser. Notice of such cancellation shall be given to the Issuer in writing or by telephone confirmed in writing, which confirmation may be made by telex or telecopy.

                    7. CONDITIONS TO ALL PURCHASES. The consummation of the sale of any Note pursuant to this Agreement shall be subject to the further condition that, at the date of issuance thereof, in the judgment of the Purchaser or the Agent that obtained the offer, (a) each condition set forth in Section 5 or 6, as applicable, shall be satisfied and (b) subsequent to the respective dates as of which information is given in the Offering Memorandum (current as of the date of such agreement to purchase a Note), except as set forth therein or contemplated thereby, there shall not have occurred any change, or to the knowledge of the Issuer any development involving a prospective change, in or affecting the business or business prospects or properties of the Issuer and its subsidiaries, the effect of which makes it impracticable or inadvisable to market the Notes or to proceed with completion of the sale and payment for such Notes.

                    8. RESTRICTIONS ON OFFERS AND SALES OF THE NOTES. Each party hereto represents, warrants and agrees, severally and not jointly, as follows:

                    (a) It will solicit offers to purchase Notes only from, and it will offer and sell Notes only to, (i) institutional purchasers that qualify, or that it reasonably believes qualify, as "accredited investors" as such term is defined in paragraphs (1), (2) and (3) of Rule 501(a) under the Securities Act ("Institutional Accredited Investors"),
               (ii) institutional purchasers that are, or that it reasonably believes are, "qualified institutional buyers" as such term is defined in paragraph (a)(1) of Rule 144A ("QIBs") or (iii) any of you. If it is an Agent, any resales or transfers of Notes through, or arranged by, it similarly will be made only to Institutional Accredited Investors or QIBs. It will solicit such offers and offer to sell Notes to Institutional Accredited Investors that are not QIBs only by approaching such Institutional Accredited Investors on an individual basis. Neither it, its affiliates, nor any person acting on its or their behalf (except that no representation is made with respect to any other party to this Agreement) has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) in the United States with respect to the Notes.

                    (b) It will make reasonable inquiry to determine whether a purchaser is purchasing for such purchaser's own account as an Institutional Accredited Investor or QIB or for the account of others and not with a view to, or for sale in connection with, the public distribution thereof in any transaction that would be in violation of Federal or state securities laws and, in the case of any purchaser acting on behalf of one or more third parties, it shall make reasonable inquiry to determine that each such third party is an Institutional Accredited Investor or QIB and that the amount being purchased on behalf of each such third party is not less than the authorized minimum denomination of such Notes; PROVIDED that the Issuer shall have no duty to make any such inquiry in connection with sales to any of you or pursuant to offers transmitted to it by any of you.

                    9. INDEMNIFICATION AND CONTRIBUTION. (a) The Issuer agrees to indemnify and hold harmless each of you and each person who controls one or more of you within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which any such person may become subject under the law of any jurisdiction insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum, in any amendment thereof or supplement thereto or in any information provided by the Issuer and furnished to any purchaser of the Notes pursuant to Section 4(a)(xiv), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that

          (i) the Issuer will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Memorandum or in any amendment thereof or supplement thereto in reliance upon and in conformity with written information furnished to the Issuer by the person seeking indemnification, or on behalf of such person by another person authorized to do so, specifically for use in connection with the preparation thereof and (ii) the Issuer will not be liable to those of you (or any person controlling those of you) who sold to the person asserting any such loss, claim, damage or liability the Notes which are the subject thereof to the extent that (1) such loss, claim, damage or liability arises out of or is based upon the fact that such person did not receive a copy of the Offering Memorandum, as amended or supplemented, excluding documents incorporated by reference therein, at or prior to the confirmation of the sale of such Notes to such person in any case where delivery of the Offering Memorandum by such of you is required by this Agreement, unless such failure to deliver the Offering Memorandum was a result of noncompliance by the Issuer with Section 4(a)(vi) of this Agreement, and (2) such loss, claim, damage or liability would have been avoided by delivery of the Offering Memorandum to such person as so required. This indemnity will be in addition to any liability which the Issuer may otherwise have.

                    (b) Each of you, severally and not jointly, agrees to indemnify and hold harmless the Issuer and each person who controls the Issuer within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Issuer, but only with reference to written information relating to the indemnifying party furnished to the Issuer by it, or on its behalf by another person authorized to do so, specifically for use in the preparation of the Offering Memorandum or any amendment thereof or supplement thereto. This indemnity will be in addition to any liability which any of you may otherwise have.

                    (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel (which approval shall not be unreasonably withheld), the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless
          (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel), approved by a majority of the indemnified parties in the case of paragraph (a) of this Section 9, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). The indemnifying party shall not be liable for any settlement of any action or claim effected without its consent, which consent shall not be unreasonably withheld.

                    (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 9 is due in accordance with its terms but if for any reason held by a court to be unavailable on grounds of policy or otherwise, the Issuer and each of you shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Issuer and any of you may be subject in such proportion so that each of you, severally and not jointly, is responsible only for that portion represented by the percentage that the aggregate commissions received by you yourself pursuant to
          Section 2 in connection with the Notes from which such losses, claims, damages and liabilities arise (or, in the case of Notes sold to a Purchaser, the discount to the Purchaser), bears to the aggregate principal amount of such Notes sold and the Issuer is responsible for the balance; PROVIDED, HOWEVER, that in no case shall any of you be responsible for any amount in excess of the commissions received by you yourself in connection with the Notes from which such losses, claims, damages and liabilities arise (or, in the case of Notes sold to a Purchaser, the discount to the Purchaser). For purposes of this Section 9, each person who controls any of you within the meaning of either the Securities Act or the Exchange Act shall have the same rights to contribution as such of you and each person who controls the Issuer within the meaning of either the Securities Act or the Exchange Act shall have the same rights to contribution as the Issuer, subject in each case to the proviso to the preceding sentence. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought (which obligation to give notice shall be deemed to be satisfied by the delivery of notice pursuant to paragraph (c) of this Section 9), but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

                    10. TERMINATION. (a) This Agreement will continue in effect until terminated as provided in this Section 10 or
          Section 4(a)(x). This Agreement may be terminated by the Issuer as to any Agent or, in the case of any Agent, by such Agent insofar as this Agreement relates to such Agent, by giving at least 30 days' written notice of such termination to the other
          parties hereto.   Notwithstanding any such termination, the
          rights and liabilities of each party under Sections 2(a)(iv) and
          (vii), Sections 4(a)(iii), (xv) and (xvii), Sections 8(a) and (b) (with respect to resales and transfers of Notes), Section 9,
          Section 11 and any Terms Agreement executed prior to the date of termination hereof shall survive any termination of this Agreement, in whole or in part. In addition, if any termination shall occur either (i) at a time when any Purchaser shall own any Notes, purchased under this Agreement from the Issuer, with the intention of reselling them or (ii) after the Issuer has accepted an offer to purchase Notes and prior to the related settlement, all agreements, terms and conditions relating to the purchase and sale of such Notes shall also remain in effect.

                    (b) Each agreement to purchase Notes pursuant to a solicitation by an Agent hereunder, and each agreement by a Purchaser to purchase Notes hereunder, shall be subject to termination in the absolute discretion of such Agent or the Purchaser (as the case may be), by notice given to the Issuer prior to delivery of any payment for Notes to be purchased, if prior to such time (i) trading in any securities issued by the Issuer shall have been suspended or halted on any exchange (whether U.S. or foreign), or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange,
          (ii) a banking moratorium shall have been declared by either U.S. Federal or New York State or Connecticut State authorities,
          (iii) there shall have been a lowering in the ratings of any of the Issuer's debt securities by any Rating Agency or any public announcement that any Rating Agency has under surveillance or review its rating of any such debt securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or
          (iv) there shall have occurred, in the reasonable judgment of such Agent or Purchaser (as the case may be), a material change in national or international political, financial or economic conditions that makes it impracticable or inadvisable to market the Notes or to proceed with completion of the sale of and payment for such Notes.

                    11. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Issuer or its officers and of each of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any of you or by or on behalf of the Issuer or any of the controlling persons referred to in Section 9, and will survive delivery of and payment for the Notes.

                    12. INCREASES IN THE AMOUNT OF THE NOTES. The aggregate principal amount of Notes that may be sold by the Issuer may be increased pursuant to an amendment to this Agreement in the form attached hereto as Exhibit D executed by all the parties hereto. Upon the execution and delivery of any such amendment, to the extent agreed upon by the Issuer and you, the Issuer shall deliver to each of you, appropriately updated,
          (a) a certificate of the Issuer dated as of the date of such amendment to the effect set forth in Section 5(a)(ii), (b) the opinion of Murtha, Cullina, Richter and Pinney dated the date of such amendment to the effect set forth in Section 5(a)(iii) and
          (c) the letter of KPMG Peat Marwick dated the date of such amendment to the effect set forth in Section 5(a)(v), and the Issuer shall furnish to each of you such further information, certificates and documents as you may reasonably request.

                    13. NOTICES. All communications hereunder will be in writing, and effective only on receipt, or (but only where specifically provided in the Procedures) by telephone and, if sent to you, will be mailed, delivered, telecopied and confirmed or telexed and confirmed to you, at the address specified in
          Schedule II hereto; or, if sent to the Issuer, will be mailed, delivered, telecopied and confirmed or telexed and confirmed to it at 100 Columbus Boulevard, Hartford, Connecticut 06144,
          Attention: Chief Financial Officer (telephone: (203) 727-3000; telecopy: (203) 727-3064).

                    14. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in
          Section 9, and no other person will have any right or obligation hereunder.

                    15.  APPLICABLE LAW.
                         --------------
          THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                    16. COUNTERPARTS. This Agreement may be signed in counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

                    If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Issuer and each of you.

                                        Very truly yours,

                                        CONNECTICUT NATURAL GAS
                                        CORPORATION,



                                        by:      James P. Bolduc
                                             -----------------------
                                             Name:  James P. Bolduc
                                             Title: Senior Vice President -
                                                    Financial Services and
                                                    Chief Financial Officer


          The foregoing Agreement is
          hereby confirmed and accepted
          as of the date hereof.


          SMITH BARNEY INC.,



          by:     Douglas Song
              ---------------------
               Name:  Douglas Song
               Title: Associate


          A.G. EDWARDS & SONS, INC.,



          by:     Lester H. Krone
               --------------------
               Name:  Lester H. Krone
               Title: Vice President

                                 INDEX OF DEFINITIONS
                                 --------------------


                       Term                  Section
                       ----                  -------

          Agents                             Introductory Paragraph
          Closing Date                       2(b)(i)
          Exchange Act                       4(a)(viii)
          Institutional Accredited
            Investors                          8(a)
          Issuer                             Introductory Paragraph
          Issuing and Paying Agency
            Agreement                        Introductory Paragraph
          Issuing and Paying Agent           Introductory Paragraph
          Notes                              Introductory Paragraph
          Offering Memorandum                  1(a)
          Procedures                         Introductory Paragraph
          Purchaser                          Introductory Paragraph
          QIBs                                 8(a)
          Rating Agency                        1(c)
          Regulation D                       Introductory Paragraph
          Rule 144A                            1(i)
          Securities Act                     Introductory Paragraph
          Terms Agreement                      2(b)(i)
          Tranche                            Introductory Paragraph
          you                                Introductory Paragraph


                                      SCHEDULE I

                    The Issuer agrees to pay the Agents a commission equal to the following percentage of the principal amount of each Note sold by such Agent, and to pay the Purchasers a commission in the form of a discount to the purchase price equal to the following percentage of the principal amount of each Note purchased by such Agent under Section 2(b):

          Term                                              Commission Rate
          ----                                              ---------------

          Twelve months to less than eighteen months             .150%
          Eighteen months to less than two years                 .200%
          Two years to less than three years                     .250%
          Three years to less than four years                    .350%
          Four years to less than five years                     .450%
          Five years to less than six years                      .500%
          Six years to less than seven years                     .550%
          Seven years to less than ten years                     .600%
          Ten years to less than fifteen years                   .625%
          Fifteen years to less than twenty years                .700%
          Twenty years or longer but not more than
            thirty years                                         .750%


                    The commission rate payable to any Agent with respect to any Notes, and the discount with respect to Notes sold to a Purchaser, may be increased by agreement between the Issuer and such Agent or Purchaser, with no requirement that the other Agents or Purchasers receive notice of, or consent to, such higher commission rate or discount.

                                     SCHEDULE II



          Smith Barney Inc.
          1345 Avenue of the Americas
          New York, N.Y.  10105
          Telephone:  (212) 698-3950
          Telecopy:   (212) 698-5518
          Attention:  Manager-Capital Transactions

          A.G. Edwards & Sons, Inc.
          One North Jefferson
          St. Louis, MO  63103
          Telephone:  (314) 289-5800
          Telecopy:   (314) 289-5989
          Attention:  Corporate Debt Syndicate

                                                                  EXHIBIT A



                      MEDIUM-TERM NOTE ADMINISTRATIVE PROCEDURES

                                        June 14, 1994

                    The Medium-Term Notes, Series B (the "Notes") are to be offered on a continuing basis. Smith Barney Inc. and A.G. Edwards & Sons, Inc., as agents (the "Agents"), have agreed to use reasonable efforts to solicit offers to purchase Notes. No Agent will be obligated to purchase Notes for its own account. The Notes are being sold pursuant to a Placement Agency Agreement between Connecticut Natural Gas Corporation (the "Issuer") and the Agents dated as of the date hereof (the "Agreement"). Shawmut Bank Connecticut, National Association is the issuing and paying agent (the "Issuing and Paying Agent") under the Issuing and Paying Agency Agreement, dated as of June 14, 1994 between the Issuer and the Issuing and Paying Agent (the "Issuing and Paying Agency Agreement"), under which the Notes will be issued.

                    The procedures to be followed during, and the specific terms of, the solicitation of offers by each Agent and the sale as a result thereof by the Issuer are explained below. Administrative and record-keeping responsibilities will be handled for the Issuer by its Treasurer. The Issuer will advise each Agent and the Issuing and Paying Agent in writing of those persons handling administrative responsibilities with whom the Agents and the Issuing and Paying Agent are to communicate regarding offers to purchase Notes and the details of their delivery and will promptly advise each Agent and the Issuing and Paying Agent in writing if any such person shall cease to handle such responsibilities or of the authorization of any additional person to handle such responsibilities.

                    The Notes will either be issued (a) in book-entry form and represented by one or more fully registered Notes (each, a "Book-Entry Note") delivered to the Issuing and Paying Agent, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC, or (b) in certificated form delivered to the purchaser thereof or a person designated by such purchaser. Except in the limited circumstances described in the Offering Memorandum, owners of beneficial interests in Book-Entry Notes will not be entitled to physical delivery of Notes in certificated form equal in principal amount to their respective beneficial interests.

                    General procedures relating to the issuance of all Notes are set forth in Part I hereof. Book-Entry Notes will be issued in accordance with the procedures set forth in Part II, as adjusted in accordance with changes in DTC's operating









          requirements. Notes issued in certificated form will be issued in accordance with the procedures set forth in Part III hereof. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Issuing and Paying Agency Agreement or the Notes, as the case may be. To the extent the procedures set forth below conflict with the provisions of the Notes, the Issuing and Paying Agency Agreement, DTC's operating requirements or the Placement Agency Agreement, the relevant provisions of the Notes, the Issuing and Paying Agency Agreement, DTC's operating requirements or the Placement Agency Agreement shall control.



















































                            PART I:  PROCEDURES OF GENERAL
                                    APPLICABILITY

          Maturities:         Each Note will mature on a Business Day not
          ----------          less than one year nor more than 30 years
                              after the Original Issue Date (as defined below) for such Note.

          Denominations:      The denomination of any Note will be in U.S.
          -------------       dollars and a minimum of $100,000 or any
                              larger amount that is an integral multiple of $1,000.

          Form:               Notes will be issued only in fully registered
          ----                form in accordance with the Issuing and
                              Paying Agency Agreement.

          Date of Issuance:   Each Note will be dated the date of its
          ----------------    authentication by the Issuing and Paying
                              Agent.   Each Note will also bear an
                              "Original Issue Date", which will be the date of its original issue, or in the case of any Note (or portion thereof) issued subsequently upon transfer or exchange of a Note or in lieu of a destroyed, mutilated, defaced, lost or stolen Note, the Original Issue Date of the predecessor Note, regardless of the date of authentication of such subsequently issued
                              Note.


          Procedure for Rate
          ------------------
          Setting and Posting:
          -------------------

                              The Issuer and the Agents will discuss from time to time the aggregate principal amount of, the issuance price of and the interest rates to be borne by, Notes that may be sold as a result of the solicitation of offers by the Agents. If the Issuer decides to set prices of, and rates borne by, any Notes in respect of which the Agents are to solicit offers (the setting of such prices and rates to be referred to herein as "posting") or if the Issuer decides to change prices or rates previously posted by it, it will promptly advise the Agents of such prices and rates to be posted.

                              If the Issuer does not post prices and rates and an Agent receives an offer to purchase







                              Notes, such Agent will promptly advise the Issuer by telephone of any such offer other than offers rejected by such Agent as provided below.

          Acceptance of
          -------------
          Offers:             Any Agent may, in its reasonable discretion,
          ------              reject any offer to purchase Notes received
                              by it, in whole or, if permitted by the terms thereof, in part. Each Agent will promptly advise the Issuer of any offers to purchase
                              Notes received by such Agent, other than offers rejected by such Agent and, if such Agent or any of its affiliates shall be the offeror, shall advise the Issuer of that fact. The Issuer will have the sole right to accept offers to purchase Notes in whole or, if permitted by the terms thereof, in part.
                              The Issuer may reject any such offer in whole or, if permitted by the terms thereof, in part. The Issuer will forthwith advise an Agent of the acceptance or rejection of any offer received through such Agent (the
                              "Presenting Agent"), and such Agent will so advise the offeror.

          Suspension of
          -------------
          Solicitation:       The Issuer reserves the right, in its sole
          ------------        discretion, to instruct the Agents to suspend
                              at any time, for any period of time or
                              permanently, the solicitation of offers to purchase Notes. Upon receipt of such instructions, the Agents will forthwith suspend solicitation of offers to purchase
                              Notes from the Issuer until such time as the Issuer has advised them that such solicitation may be resumed.

                              In the event that at the time the Issuer suspends solicitation of offers to purchase there shall be any offers previously communicated to the Issuer by any Agent and which offers have not been accepted or rejected at the time of such suspension, the Issuer will accept or reject such offers in whole or, if permitted by the terms thereof, in part, and will promptly advise the Presenting Agents of such acceptances or rejections.

                              In the event that at the time the Issuer suspends solicitation of offers to purchase







                              there shall be any offers that have been accepted by the Issuer but are outstanding for settlement, the Issuer will promptly advise the Agents and the Issuing and Paying Agent whether such offers may be settled and whether copies of the Offering Memorandum as in effect at the time of the suspension, together with any appropriate Supplement, may be delivered in connection with the settlement of such offers. The Issuer will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Issuer determines that such offers may not be settled or that copies of such Offering Memorandum or Supplement may not be so delivered. No such suspension shall excuse any failure by the Issuer to fulfill a contractual obligation to deliver any Notes.

          Delivery of
          -----------
          Offering Memorandum:
          -------------------

                              Subject to the immediately preceding
                              paragraph, the Presenting Agent will deliver to each purchaser of Notes an Offering Memorandum (other than documents incorporated by reference therein unless such documents are otherwise attached to the Offering Memorandum) and, if applicable, a Supplement as herein described with respect to each Note sold pursuant to an offer solicited by such Presenting Agent. Subject to the immediately preceding paragraph, if notice of a change in the terms of such Notes from the terms set forth in the Offering Memorandum, as amended or supplemented, is received by the Presenting Agent between the time an offer for a Note is received and the time the Offering Memorandum is delivered to a purchaser, such Offering Memorandum shall be in the form in effect when the corresponding offer was accepted. The Issuer will make such delivery if such Note is sold directly by the Issuer to a purchaser (other than a Purchaser).


          Confirmation:       For each offer to purchase a Note solicited
          ------------        by an Agent and accepted by the Issuer, such
                              Agent will issue a confirmation to the
                              purchaser, with a copy to the Issuer, setting







                              forth the details set forth below in clauses l through 8 of the first paragraph under "Details for Settlement" and delivery and payment instructions.

          Settlement Date:    Subject to Section 6 of the Agreement, the
          ---------------     Settlement Date with respect to any offer to
                              purchase Notes accepted by the Issuer will be the fifth Business Day next succeeding the date of acceptance unless otherwise agreed by the purchaser and the Issuer and shall be specified upon acceptance of such offer.

          Issuing and Paying
          ------------------
          Agent Not to Risk Funds:
          -----------------------

                              Nothing herein shall be deemed to require the Issuing and Paying Agent to risk or expend its own funds in connection with any payment to the Issuer or the Agents or any purchaser, it being understood by all parties that payments made by the Issuing and Paying Agent to the Issuer or the Agents or a purchaser shall be made only to the extent that immediately available funds are provided to the Issuing and Paying Agent for such purpose.

          Authenticity of
          ---------------
          Signatures:         The Issuer will cause the Issuing and Paying
          ----------          Agent to furnish the Agents from time to time
                              with the specimen signatures of each of the Issuing and Paying Agent's officers, employees or agents who has been authorized by the Issuing and Paying Agent to authenticate Notes, but the Agents will have no obligation or liability to the Issuer or to the Issuing and Paying Agent in respect of the authenticity of the signature of any officer, employee or agent of the Issuer or the Issuing and Paying Agent on any Note.

          Payment of Expenses:
          -------------------

                              Each Agent shall forward to the Issuer, on a quarterly basis, a statement of the out-of-pocket expenses incurred by such Agent during that quarter that are reimbursable to it pursuant to the terms of the Agency Agreement. The Issuer will remit payment to each Agent currently on a quarterly basis.






          Restriction on
          --------------
          Transfers:          No Note may be resold or transferred in any
          ---------           manner that does not comply with the
                              applicable restrictions on resale or transfer or the procedures required for resale or transfer set forth in the Issuing and Paying
                              Agency Agreement and on the Note certificate.

                              The Issuing and Paying Agent shall have no obligation to monitor such restrictions, other than as specifically provided in the Issuing and Paying Agency Agreement.

                        PART II:  PROCEDURES FOR NOTES ISSUED
                                  IN BOOK-ENTRY FORM


                    In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Issuing and Paying Agent will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Issuing and Paying Agent
          to DTC, dated                , 1994, and a Medium-Term Note
          Certificate Agreement, dated         , 19__, between the Issuing
          and Paying Agent and DTC (the "Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

          Issuance:                     All Book-Entry Notes having the
          --------                      same Original Issue Date,
                                        redemption provisions, interest
                                        payment dates, interest rate, and
                                        Stated Maturity (collectively, the
                                        "Terms") will be represented
                                        initially by a single Global Note
                                        in fully registered form without
                                        coupons.

                                        Each Book-Entry Note will be dated
                                        and issued as of the date of its
                                        authentication by the Issuing and
                                        Paying Agent.  Each Book-Entry Note
                                        will bear an original issue date,
                                        which will be (i) with respect to
                                        an original Book-Entry Note (or any
                                        portion thereof), the original
                                        issue date specified in such Book-
                                        Entry Note and (ii) following a
                                        consolidation of Global Notes, with
                                        respect to the Book-Entry Note
                                        resulting from such consolidation,








                                        the most recent Interest Payment
                                        Date to which interest has been
                                        paid or duly provided for on the
                                        predecessor Global Notes,
                                        regardless of the date of
                                        authentication of such resulting
                                        Book-Entry Note.  No Book-Entry
                                        Note will represent any securities
                                        in certificated form.


          Identification:               The Issuer has arranged with the
          --------------                CUSIP Service Bureau of Standard &
                                        Poor's Ratings Group, a division of
                                        McGraw-Hill, (the "CUSIP Service
                                        Bureau") for the reservation of
                                        approximately 900 PPN numbers which
                                        have been reserved for and relating
                                        to Book-Entry Notes and the Company
                                        has delivered to the Issuing and
                                        Paying Agent and DTC a written list
                                        of such PPN numbers.  The Company
                                        will assign PPN numbers to Book-
                                        Entry Notes as described below
                                        under Settlement Procedure B.  DTC
                                        will notify the CUSIP Service
                                        Bureau periodically of the PPN
                                        numbers that the Issuer has
                                        assigned to Book-Entry Notes.  The
                                        Issuing and Paying Agent will
                                        notify the Issuer at any time when
                                        fewer than 100 of the reserved PPN
                                        numbers remain unassigned to Book-
                                        Entry Notes, and, if it deems
                                        necessary, the Issuer will reserve
                                        additional PPN numbers for
                                        assignment to Book-Entry Notes.
                                        Upon obtaining such additional PPN
                                        numbers, the Issuer will deliver a
                                        list of such additional numbers to
                                        the Issuing and Paying Agent and
                                        DTC.

          Registration:                 Each Book-Entry Note will be
          ------------                  registered in the name of Cede &
                                        Co., as nominee for DTC, on the
                                        register maintained by the Issuing
                                        and Paying Agent under the Issuing
                                        and Paying Agency Agreement.  The
                                        beneficial owner of a Note issued
                                        in book-entry form (i.e., an owner
                                        of a beneficial interest in a Book-









                                        Entry Note) (or one or more
                                        indirect participants in DTC
                                        designated by such owner) will
                                        designate one or more participants
                                        in DTC (with respect to such Note
                                        issued in book-entry form, the
                                        "Participants") to act as agent or
                                        agents for such beneficial owner in
                                        connection with the book-entry
                                        system maintained by DTC, and DTC
                                        will record in book-entry form, in
                                        accordance with instructions
                                        provided by such Participants, a
                                        credit balance with respect to such
                                        Note issued in book-entry form in
                                        the account of such Participants.
                                        The ownership interest of such
                                        beneficial owner in such Note
                                        issued in book-entry form will be
                                        recorded through the records of
                                        such Participants or through the
                                        separate records of such
                                        Participants and one or more
                                        indirect participants in DTC.

          Transfers:                    Transfers of a Book-Entry Note will
          ---------                     be accomplished by book entries
                                        made by DTC and, in turn, by
                                        Participants (and in certain cases,
                                        one or more indirect participants
                                        in DTC) acting on behalf of
                                        beneficial transferors and
                                        transferees of such Book-Entry
                                        Note.

          Exchanges:                    After the first Interest Payment
          ---------                     Date on individual issues of the
                                        Notes, the Issuing and Paying Agent
                                        may deliver to DTC Reorganization
                                        Department, Interactive Data
                                        Control and the CUSIP Service
                                        Bureau at any time a written notice
                                        of consolidation specifying (a) the
                                        PPN numbers of two or more Global
                                        Notes outstanding on such date that
                                        represent Book-Entry Notes having
                                        the same Terms, (other than
                                        Original Issue Dates) and for which
                                        interest has been paid to the same
                                        date; (b) a date, occurring at
                                        least 30 days after such written
                                        notice is delivered and at least 30









                                        days before the next Interest
                                        Payment Date for the related Notes
                                        issued in book-entry form, on which
                                        such Global Notes shall be
                                        exchanged for a single replacement
                                        Global Note; and (c) a new PPN
                                        number, obtained from the Issuer,
                                        to be assigned to such replacement
                                        Global Note.  Upon receipt of such
                                        a notice, DTC will send to its
                                        participants (including the Issuing
                                        and Paying Agent) a written
                                        reorganization notice to the effect
                                        that such exchange will occur on
                                        such date.  Prior to the specified
                                        exchange date, the Issuing and
                                        Paying Agent will deliver to the
                                        CUSIP Service Bureau written notice
                                        setting forth such exchange date
                                        and the new PPN number and stating
                                        that, as of such exchange date, the
                                        PPN numbers of the Global Notes to
                                        be exchanged will no longer be
                                        valid.  On the specified exchange
                                        date, the Issuing and Paying Agent
                                        will exchange such Global Notes for
                                        a single Global Note bearing the
                                        new PPN number and the PPN numbers
                                        of the exchanged Global Notes will,
                                        in accordance with CUSIP Service
                                        Bureau procedures, be canceled and
                                        not immediately reassigned.

          Interest Payments:            GENERAL.  Interest (if any) on each
          -----------------             Note will accrue from the Original
                                        Issue Date of such Note, and will
                                        be calculated and paid in the
                                        manner described in such Note.

                                        Unless otherwise provided in the
                                        Issuing and Paying Agency Agreement
                                        or the Notes, the first payment of
                                        interest on any Note originally
                                        issued after a Record Date and on
                                        or before the next succeeding
                                        Interest Payment Date will be made
                                        no earlier than the Interest
                                        Payment Date following the next
                                        succeeding Record Date. Interest
                                        payable at maturity of a Note, or
                                        upon earlier redemption or
                                        repayment, will be payable to the









                                        person to whom the principal of
                                        such Note is payable.   DTC will
                                        arrange for each pending deposit
                                        message described under Settlement
                                        Procedure C below to be transmitted
                                        to Standard & Poor's Ratings Group,
                                        which will use the information in
                                        the message to include certain
                                        terms of the related Book-Entry
                                        Note in the appropriate daily bond
                                        report published by Standard &
                                        Poor's Ratings Group.

                                        RECORD DATES.  The Record Dates
                                        with respect to the Interest
                                        Payment Dates shall be the first
                                        calendar day (whether or not a
                                        Business Day) of the month of such
                                        Interest Payment Date.

                                        INTEREST PAYMENT DATES.  Unless
                                        otherwise specified pursuant to
                                        Settlement Procedure "A" below,
                                        interest payments on Book-Entry
                                        Notes will be made semiannually on
                                        January 15 and July 15 of each year
                                        and at Maturity; PROVIDED, HOWEVER,
                                        that if an Interest Payment Date
                                        for a Book-Entry Note is not a
                                        Business Day, the payment due on
                                        such day shall be made on the next
                                        succeeding Business Day and no
                                        interest shall accrue on such
                                        payment for the period from and
                                        after such Interest Payment Date;
                                        PROVIDED FURTHER, that in the case
                                        of a Book-Entry Note issued between
                                        a Regular Record Date and an
                                        Interest Payment Date, the first
                                        interest payment will be made on
                                        the Interest Payment Date following
                                        the next succeeding Regular Record
                                        Date.

          Payments of Principal and     PAYMENTS OF INTEREST ONLY.  Not
          -------------------------     later than five Business Days
          Interest:                     following each Record Date, the
          --------                      Issuing and Paying Agent will
                                        deliver to the Issuer and DTC a
                                        written notice specifying by PPN
                                        number the amount of interest to be
                                        paid on each Book-Entry Note on the









                                        following Interest Payment Date
                                        (other than an Interest Payment
                                        Date coinciding with a Maturity
                                        Date) and the total of such
                                        amounts.  DTC will confirm the
                                        amount payable on each Book-Entry
                                        Note on such Interest Payment Date
                                        by reference to the daily bond
                                        reports published by Standard &
                                        Poor's.  On such Interest Payment
                                        Date, the Issuer will pay to the
                                        Issuing and Paying Agent, and the
                                        Issuing and Paying Agent in turn
                                        will pay to DTC, such total amount
                                        of interest due (other than at
                                        Maturity Date), at the times and in
                                        the manner set forth below under
                                        "Manner of Payment."

                                        PAYMENTS AT MATURITY DATE.  Prior
                                        to the first Business Day of each
                                        month in which principal and/or
                                        interest is to be paid, the Issuing
                                        and Paying Agent will deliver to
                                        the Issuer and DTC a written list
                                        of principal, interest and premium,
                                        if any, to be paid on each Book-
                                        Entry Note maturing either at
                                        Stated Maturity or on a Redemption
                                        Date in the following month.  The
                                        Issuing and Paying Agent, the
                                        Issuer and DTC will confirm the
                                        amounts of such principal and
                                        interest payments with respect to a
                                        Book-Entry Note on or about the
                                        fifth Business Day preceding the
                                        Maturity of such Book-Entry Note.
                                        On or before Maturity Date, the
                                        Issuer will pay to the Issuing and
                                        Paying Agent, and the Issuing and
                                        Paying Agent in turn will pay to
                                        DTC, the principal amount of such
                                        Note, together with interest and
                                        premium, if any, due at such
                                        Maturity Date, at the times and in
                                        the manner set forth below under
                                        "Manner of Payment."  Promptly
                                        after payment to DTC of the
                                        principal and interest due at
                                        Maturity of such Book-Entry Note,
                                        the Issuing and Paying Agent will
                                        cancel such Book-Entry Note in









                                        accordance with the Issuing and
                                        Paying Agency Agreement and so
                                        advise the Issuer.  If any Maturity
                                        of a Book-Entry Note is not a
                                        Business Day, the payment due on
                                        such day shall be made on the next
                                        succeeding Business Day and no
                                        interest shall accrue on such
                                        payment for the period from and
                                        after such Maturity.

                                        MANNER OF PAYMENT.  The total
                                        amount of any principal, premium,
                                        if any, and interest due on Book-
                                        Entry Notes on any Interest Payment
                                        Date or at Maturity shall be
                                        transferred by the Issuer to the
                                        Issuing and Paying Agent to an
                                        account designated by the Issuing
                                        and Paying Agent in funds available
                                        for use by the Issuing and Paying
                                        Agent as of 12:00 noon, New York
                                        City time, on such date.  The
                                        Issuer will confirm such
                                        instructions in writing to the
                                        Issuing and Paying Agent.  Prior to
                                        2:00 p.m., New York City time, on
                                        such date or as soon as possible
                                        thereafter, the Issuing and Paying
                                        Agent will pay (but only from funds
                                        withdrawn from such account) by
                                        separate wire transfer (using
                                        Fedwire message entry instructions
                                        in a form previously specified by
                                        DTC) to an account at the Federal
                                        Reserve Bank of New York previously
                                        specified by DTC, in funds
                                        available for immediate use by DTC,
                                        each payment of interest, principal
                                        and premium, if any, due on a Book-
                                        Entry Note on such date. Thereafter
                                        on such date, DTC will pay, in
                                        accordance with its SDFS operating
                                        procedures then in effect, such
                                        amounts in funds available for
                                        immediate use to the respective
                                        Participants in whose names such
                                        Notes are recorded in the book-
                                        entry system maintained by DTC.
                                        Neither the Issuer nor the Issuing
                                        and Paying Agent shall have any
                                        responsibility or liability for the









                                        payment by DTC of the principal of,
                                        or premium, if any, or interest on,
                                        the Book-Entry Notes to such
                                        Participants.

                                        WITHHOLDING TAXES.  The amount of
                                        any taxes required under applicable
                                        law to be withheld from any
                                        interest payment on a Note will be
                                        determined and withheld by the
                                        Participant, indirect participant
                                        in DTC or other Person responsible
                                        for forwarding payments and
                                        materials directly to the
                                        beneficial owner of such Note.

          Settlement Procedures:        Settlement Procedures with regard
          ---------------------         to each Book-Entry Note sold by the
                                        Presenting Agent, as agent of the
                                        Company, will be as follows:

                                        A.  The Presenting Agent will
                                            advise the Issuer by telephone
                                            (confirmed in writing) or
                                            telecopy of the following
                                            Settlement information:

                                            1.  Taxpayer identification
                                                number of the purchaser.

                                            2.  Principal amount of the
                                                Note.

                                            3.  Interest rate, and interest
                                                payment dates.

                                            4.  Price to public of the
                                                Note.

                                            5.  Trade date.

                                            6.  Settlement Date (Original
                                                Issue Date).

                                            7.  Maturity.

                                            8.  Net proceeds to the
                                                Company.

                                            9.  Agent's commission.











                                            10. Redemption provisions, if
                                                any.

                                        B.  The Issuer will advise the
                                            Issuing and Paying Agent by
                                            telephone (confirmed in
                                            writing) or telecopy by 10:00
                                            a.m. on the second Business Day
                                            preceding the Settlement Date
                                            of the above settlement
                                            information received from the
                                            Presenting Agent with respect
                                            to the Book-Entry Note
                                            representing such Note.

                                        C.  The Issuer will assign a PPN
                                            number to such Note and the
                                            Issuing and Paying Agent will
                                            communicate to DTC through
                                            DTC's Participant Terminal
                                            System, a pending deposit
                                            message specifying the
                                            following settlement
                                            information, which will route
                                            such relevant information to
                                            the Presenting Agent, Standard
                                            & Poor's Ratings Group and
                                            Interactive Data Corporation:

                                            1.  The information set forth
                                                in Settlement Procedure A.

                                            2.  Identification numbers of
                                                the participant accounts
                                                maintained by DTC on behalf
                                                of the Issuing and Paying
                                                Agent and the Agent.

                                            3.  Initial Interest Payment
                                                Date for such Note, number
                                                of days by which such date
                                                succeeds the related Record
                                                Date for DTC purposes and,
                                                if then calculable, the
                                                amount of interest payable
                                                on such Interest Payment
                                                Date (which amount shall
                                                have been confirmed by the
                                                Issuing and Paying Agent).












                                            4.  PPN number of the Book-
                                                Entry Note representing
                                                such Note.

                                        D.  The Issuing and Paying Agent
                                            will complete a Book-Entry Note
                                            representing such Note in a
                                            form that has been approved by
                                            the Company, the Agents and the
                                            Issuing and Paying Agent.

                                        E.  The Issuing and Paying Agent
                                            will authenticate the Book-
                                            Entry Note representing such
                                            Note.

                                        F.  DTC will credit such Note to
                                            the participant account of the
                                            Issuing and Paying Agent
                                            maintained by DTC.

                                        G.  The Issuing and Paying Agent
                                            will enter an SDFS deliver
                                            order through DTC's Participant
                                            Terminal System instructing DTC
                                            (i) to debit such Note to the
                                            Issuing and Paying Agent's
                                            participant account and credit
                                            such Note to the participant
                                            account of the Presenting Agent
                                            maintained by DTC and (ii) to
                                            debit the settlement account of
                                            the Presenting Agent and credit
                                            the settlement account of the
                                            Issuing and Paying Agent
                                            maintained by DTC, in an amount
                                            equal to the price of such Note
                                            less such Agent's commission.
                                            Any entry of such a deliver
                                            order shall be deemed to
                                            constitute a representation and
                                            warranty by the Issuing and
                                            Paying Agent to DTC that (i)
                                            the Book-Entry Note
                                            representing such Note has been
                                            issued and authenticated and
                                            (ii) the Issuing and Paying
                                            Agent is holding such Book-
                                            Entry Note pursuant to the Note
                                            Certificate Agreement between
                                            the Issuing and Paying Agent
                                            and DTC.









                                        H.  The Presenting Agent will enter
                                            an SDFS deliver order through
                                            DTC's Participant Terminal
                                            System instructing DTC (i) to
                                            debit such Note to the
                                            Presenting Agent's participant
                                            account and credit such Note to
                                            the participant account of the
                                            Participants maintained by DTC
                                            and (ii) to debit the
                                            settlement accounts of such
                                            Participants and credit the
                                            settlement account of the
                                            Presenting Agent maintained by
                                            DTC, in an amount equal to the
                                            public offering price of such
                                            Note.

                                        I.  Transfers of funds in
                                            accordance with SDFS deliver
                                            orders described in Settlement
                                            Procedures G and H will be
                                            settled in accordance with SDFS
                                            operating procedures in effect
                                            on the Settlement Date.

                                        J.  Upon receipt of such funds, the
                                            Issuing and Paying Agent will
                                            credit to an account of the
                                            Company identified to the
                                            Issuing and Paying Agent funds
                                            available for immediate use in
                                            the amount transferred to the
                                            Issuing and Paying Agent in
                                            accordance with Settlement
                                            Procedure G.

                                        K.  The Presenting Agent will
                                            confirm the purchase of such
                                            Note to the purchaser either by
                                            transmitting to the Participant
                                            with respect to such Note a
                                            confirmation order through
                                            DTC's Participant Terminal
                                            System or by mailing a written
                                            confirmation to such purchaser.















          Settlement Procedures         For orders of Notes accepted by the
          ---------------------         Company, Settlement Procedures "A"
            Timetable:                  through "K" set forth above shall
            ---------                   be completed as soon as possible
                                        but not later than the respective
                                        times (New York City time) set
                                        forth below:

                                        Settlement
                                        Procedure           Time
                                        ----------          ----

                                            A       11:00 a.m. on the trade
                                                    date
                                            B       12:00 noon on the trade
                                                    date
                                            C       2:00 p.m. on the trade
                                                    date
                                            D       3:00 p.m. on the
                                                    Business Day before
                                                    Settlement Date
                                            E       9:00 a.m. on Settlement
                                                     Date
                                            F       10:00 a.m. on
                                                    Settlement   Date
                                            G-H     2:00 p.m. on the
                                                    Settlement Date
                                             I      4:45 p.m. on Settlement
                                                    Date
                                            J-K     5:00 p.m. on Settlement
                                                    Date

                                        If a sale is to be settled more
                                        than one Business Day after the
                                        trade date, Settlement Procedures
                                        A, B, and C shall be completed as
                                        soon as practicable but in no event
                                        later than 11:00 a.m. and 12:00
                                        noon on the first Business Day
                                        after such sale date but no later
                                        than 2:00 p.m. on the Business Day
                                        before the Settlement Date,
                                        respectively.  Settlement Procedure
                                        I is subject to extension in
                                        accordance with any extension of
                                        Fedwire closing deadlines and in
                                        the other events specified in the
                                        SDFS operating procedures in effect
                                        on the Settlement Date.

                                        If settlement of a Book-Entry Note
                                        is rescheduled or canceled, the
                                        Issuing and Paying Agent, if








                                        notified in time, will deliver to
                                        DTC, through DTC's Participant
                                        Terminal System, a cancellation
                                        message to such effect by no later
                                        than 2:00 pm., New York City time,
                                        on the Business Day immediately
                                        preceding the scheduled Settlement
                                        Date.

          Failure to Settle:            If the Issuing and Paying Agent
          -----------------             fails to enter an SDFS deliver
                                        order with respect to a Book-Entry
                                        Note pursuant to Settlement
                                        Procedure G, the Issuing and Paying
                                        Agent may deliver to DTC, through
                                        DTC's Participant Terminal System,
                                        as soon as practicable a withdrawal
                                        message instructing DTC to debit
                                        such Note to the participant
                                        account of the Issuing and Paying
                                        Agent maintained at DTC.  DTC will
                                        process the withdrawal message,
                                        PROVIDED that such participant
                                        account contains a principal amount
                                        of the Book-Entry Note representing
                                        such Note that is at least equal to
                                        the principal amount to be debited.
                                        If withdrawal messages are
                                        processed with respect to all the
                                        Notes represented by a Book-Entry
                                        Note, the Issuing and Paying Agent
                                        will mark such Book-Entry Note
                                        "canceled," make appropriate
                                        entries in its records and send
                                        such canceled Book-Entry Note to
                                        the Company.  The CUSIP number
                                        assigned to such Book-Entry Note
                                        shall, in accordance with CUSIP
                                        Service Bureau procedures, be
                                        canceled and not immediately
                                        reassigned.  If withdrawal messages
                                        are processed with respect to a
                                        portion of the Notes represented by
                                        a Book-Entry Note, the Issuing and
                                        Paying Agent will exchange such
                                        Book-Entry Note for two Book-Entry
                                        Notes, one of which shall represent
                                        the Book-Entry Notes for which
                                        withdrawal messages are processed
                                        and shall be canceled immediately
                                        after issuance, and the other of
                                        which shall represent the other









                                        Notes previously represented by the
                                        surrendered Book-Entry Note and
                                        shall bear the CUSIP number of the
                                        surrendered Book-Entry Note.

                                        If the purchase price for any Book-
                                        Entry Note is not timely paid to
                                        the Participants with respect to
                                        such Note by the beneficial
                                        purchaser thereof (or a person,
                                        including an indirect participant
                                        in DTC, acting on behalf of such
                                        purchaser), such Participants and,
                                        in turn, the related Agent may
                                        enter SDFS deliver orders through
                                        DTC's Participant Terminal System
                                        reversing the orders entered
                                        pursuant to Settlement Procedures G
                                        and H, respectively.  Thereafter,
                                        the Issuing and Paying Agent will
                                        deliver the withdrawal message and
                                        take the related actions described
                                        in the preceding paragraph.  If
                                        such failure shall have occurred
                                        for any reason other than default
                                        by the applicable Agent to perform
                                        its obligations hereunder or under
                                        the Placement Agency Agreement, the
                                        Company will reimburse such Agent
                                        on an equitable basis for its loss
                                        of the use of funds during the
                                        period when the funds were credited
                                        to the account of the Company.

                                        Notwithstanding the foregoing, upon
                                        any failure to settle with respect
                                        to a Book-Entry Note, DTC may take
                                        any actions in accordance with its
                                        SDFS operating Procedures then in
                                        effect.  In the event of a failure
                                        to settle with respect to a Note
                                        that was to have been represented
                                        by a Book-Entry Note also
                                        representing other Notes, the
                                        Issuing and Paying Agent will
                                        provide, in accordance with
                                        Settlement Procedures D and E, for
                                        the authentication and issuance of
                                        a Book-Entry Note representing such
                                        remaining Notes and will make
                                        appropriate entries in its records.











                        PART III:  PROCEDURES FOR NOTES ISSUED
                                  IN CERTIFICATED FORM


          Interest Payments:            Interest (if any) on each Note will
          -----------------             accrue from the Original Issue Date
                                        of such Note, and will be
                                        calculated and paid in the manner
                                        described in such Note.

                                        Unless otherwise provided in the
                                        Issuing and Paying Agency Agreement
                                        or the Notes, the first payment of
                                        interest on any Note originally
                                        issued after a Record Date and on
                                        or before the next succeeding
                                        Interest Payment Date will be made
                                        no earlier than the Interest
                                        Payment Date following the next
                                        succeeding Record Date. Interest
                                        payable at maturity of a Note, or
                                        upon earlier redemption or
                                        repayment, will be payable to the
                                        person to whom the principal of
                                        such Note is payable. All interest
                                        payments for each Interest Payment
                                        Date (excluding interest payments
                                        made on the Maturity Date or upon
                                        the acceleration thereof or on
                                        earlier redemption) will be made by
                                        check mailed to the person entitled
                                        thereto as provided above, or at
                                        the option of the registered
                                        holder, at such other place in the
                                        United States as the registered
                                        holder shall designate to the
                                        Issuing and Paying Agent in
                                        writing, except that a holder of
                                        the equivalent of $10,000,000 or
                                        more in aggregate principal amount
                                        of Notes with the same Interest
                                        Payment Date shall be entitled to
                                        receive such payments in
                                        immediately available funds paid to
                                        an account at a bank in New York,
                                        New York (or other bank consented
                                        to by the Issuer and the Issuing
                                        and Paying Agent), but only if
                                        appropriate payment instructions
                                        have been received in writing by
                                        the Issuing and Paying Agent not









                                        less than 10 days prior to the
                                        applicable Interest Payment Date
                                        (provided that such bank designated
                                        by the registered holder has
                                        appropriate facilities therefor).

                                        Within five Business Days following
                                        each Record Date, the Issuing and
                                        Paying Agent will provide to the
                                        Issuer a list of interest payments
                                        to be made for each Note on the
                                        next succeeding Interest Payment
                                        Date and the total amount of the
                                        interest payments. The Issuing and
                                        Paying Agent will provide monthly
                                        to the Issuer a list of the
                                        principal, premium, if any, and
                                        interest to be paid on Notes
                                        maturing or being redeemed in the
                                        next succeeding month.

          Settlement:                   The Issuer will instruct the
          ----------                    Issuing and Paying Agent to effect
                                        delivery of each Note no later than
                                        1:00 p.m., New York City time, on
                                        the Settlement Date to the
                                        Presenting Agent for delivery to
                                        the purchaser.

          Details for
          -----------
          Settlement:                   For each offer to purchase a Note
          ----------                    that is accepted by the Issuer, the
                                        Presenting Agent will provide
                                        (unless provided by the purchaser
                                        directly to the Issuer) by
                                        telephone the following information
                                        to the Issuer:

                                        1.  The exact name of the
                                            Registered Owner.
                                        2.  The exact address of the
                                            Registered Owner and the
                                            address for delivery, notices
                                            and payments of principal and
                                            interest.
                                        3.  The taxpayer identification
                                            number of the Registered Owner.
                                        4.  A description of the terms and
                                            provisions of the Notes that
                                            includes the information
                                            identified in Exhibit B to the
                                            Agreement and any other








                                            information required to
                                            describe such Notes properly.
                                        5.  The Issue Price.
                                        6.  The Trade Date.
                                        7.  The Settlement Date.
                                        8.  The Presenting Agent's
                                            commission, determined as
                                            provided in Section 2(a) of
                                            the Agreement.

                                        The Issuer will advise the Issuing
                                        and Paying Agent of the foregoing
                                        information for each offer to
                                        purchase a Note solicited by the
                                        Presenting Agent and accepted by
                                        the Issuer in time for the Issuing
                                        and Paying Agent to prepare and
                                        authenticate the required Note, but
                                        not later than 10:00 a.m. New York
                                        City time on the second Business
                                        Day preceding the Settlement Date.
                                        Before accepting any offer to
                                        purchase a Note to be settled in
                                        less than three Business Days, the
                                        Issuer shall verify that the
                                        Issuing and Paying Agent will have
                                        adequate time to prepare and
                                        authenticate such Note.

                                        After receiving from the Presenting
                                        Agent the details for each offer to
                                        purchase a Note, the Issuer will,
                                        after recording the details and any
                                        necessary calculations, provide
                                        appropriate documentation to the
                                        Issuing and Paying Agent, including
                                        the information provided by the
                                        Presenting Agent necessary for the
                                        preparation and authentication of
                                        such Note. Prior to preparing the
                                        Note for delivery (but in any case
                                        no later than 10:00 a.m. on the
                                        Business Day next preceding the
                                        Settlement Date therefor), the
                                        Issuing and Paying Agent will
                                        confirm the details of such issue
                                        with the Issuer, and the Issuer
                                        will confirm such instruction to
                                        the Presenting Agent, in each case
                                        by telephone, telecopy or telex.











          Deliveries and
          --------------
          Cash Payment:                 Upon receipt of appropriate
          ------------                  documentation and instructions with
                                        respect to the Notes constituting a
                                        Tranche, the Issuer will cause the
                                        Issuing and Paying Agent to prepare
                                        and authenticate the form of Note
                                        previously approved by the Issuer,
                                        the Presenting Agent and the
                                        Issuing and Paying Agent and
                                        deliver such Note and a customer
                                        receipt to the purchaser.

                                        If the form of Note is not
                                        pre-printed and four-ply, the
                                        Issuing and Paying Agent shall
                                        deliver a photocopy of such
                                        authenticated Note to the
                                        Presenting Agent and the Issuer and
                                        shall retain one copy. Otherwise,
                                        it shall deliver the copies in the
                                        four-ply Note as follows:

                                            Stub l--For the Presenting
                                                    Agent.
                                            Stub 2--For the Issuer.
                                            Stub 3--For the Issuing and
                                                    Paying Agent.

                                        Each Note shall be authenticated on
                                        the Settlement Date therefor. The
                                        Issuing and Paying Agent will
                                        authenticate each Note and deliver
                                        it to the Presenting Agent (and
                                        deliver the stubs as indicated
                                        above), all in accordance with
                                        written instructions (or oral
                                        instructions confirmed in writing,
                                        which may be given by telex or
                                        telecopy, on the next Business Day)
                                        from the Issuer.

                                        Upon verification by the Presenting
                                        Agent that a Note has been prepared
                                        and properly authenticated by the
                                        Issuing and Paying Agent and
                                        registered in the name of the
                                        purchaser in the proper principal
                                        amount, payment will be made to the
                                        Issuer by the Presenting Agent the
                                        same day in immediately available
                                        funds. Such payment shall be made
                                        only upon prior receipt by the







                                        Presenting Agent of immediately
                                        available funds from or on behalf
                                        of the purchaser unless the
                                        Presenting Agent decides, at its
                                        option, exercised in the sole
                                        discretion of such Presenting
                                        Agent, to advance its own funds for
                                        such payment against subsequent
                                        receipt of funds from the
                                        purchaser. The Presenting Agent
                                        shall immediately notify the Issuer
                                        of its decision to advance its own
                                        funds for payment against
                                        subsequent receipt of funds from a
                                        purchaser.

                                        Upon delivery of a Note to the
                                        Presenting Agent, the Presenting
                                        Agent shall promptly deliver such
                                        Note to the purchaser.

                                        In the event any Note is
                                        incorrectly prepared, the Issuing
                                        and Paying Agent shall promptly
                                        issue a replacement Note in
                                        exchange for the incorrectly
                                        prepared Note.

          Failure to Settle:            If the Presenting Agent, at its own
          -----------------             option, has advanced its own funds
                                        for payment against subsequent
                                        receipt of funds from a purchaser,
                                        and if such purchaser shall fail to
                                        make payment for the Note on the
                                        Settlement Date therefor, the
                                        Presenting Agent will promptly
                                        notify the Issuing and Paying Agent
                                        and the Issuer by telephone,
                                        promptly confirmed in writing,
                                        which may be given by telex or
                                        telecopy (but no later than the
                                        next Business Day). In such event,
                                        the Issuer shall promptly provide
                                        the Issuing and Paying Agent with
                                        appropriate documentation and
                                        instructions consistent with these
                                        procedures for the return of the
                                        Note to the Issuing and Paying
                                        Agent, and the Presenting Agent
                                        will promptly return the Note to
                                        the Issuing and Paying Agent. Upon
                                        (i) confirmation from the Issuing









                                        and Paying Agent in writing which
                                        may be given by telex or telecopy)
                                        that the Issuing and Paying Agent
                                        has received the Note and upon (ii)
                                        confirmation from the Presenting
                                        Agent in writing (which may be
                                        given by telex or telecopy) that
                                        the Presenting Agent has not
                                        received payment from such
                                        purchaser (the matters referred to
                                        in clauses (i) and (ii) are
                                        referred to hereinafter as the
                                        ("confirmations"), the Issuer will
                                        promptly pay to the Presenting
                                        Agent an amount in immediately
                                        available funds equal to the amount
                                        previously paid by the Presenting
                                        Agent in respect of such Note.
                                        Assuming receipt of such Note by
                                        the Issuing and Paying Agent and of
                                        the confirmations by the Issuer,
                                        such payment will be made on the
                                        Settlement Date if reasonably
                                        practical, and in any event not
                                        later than the Business Day
                                        following the date of receipt of
                                        the Note and the confirmations. If
                                        a purchaser shall fail to make
                                        payment for such Note for any
                                        reason other than the failure of
                                        the Presenting Agent to provide the
                                        necessary information to the Issuer
                                        as described above for settlement
                                        or to provide a confirmation to the
                                        purchaser within a reasonable
                                        period of time as described above
                                        or otherwise to satisfy its
                                        obligations hereunder or in the
                                        Agreement, and if the Presenting
                                        Agent shall have otherwise complied
                                        with its obligations hereunder and
                                        in the Agreement, the Issuer will
                                        reimburse the Presenting Agent for
                                        its loss of the use of funds during
                                        the period when they were credited
                                        to the account of the Issuer.

                                        Immediately upon receipt of the
                                        Note in respect of which the
                                        failure occurred, the Issuing and
                                        Paying Agent will void said Note,
                                        make appropriate entries in its









                                        records and destroy such Note; and
                                        upon such action, such Note will be
                                        deemed not to have been issued,
                                        authenticated or delivered.

























































                                                                  EXHIBIT B




                                   TERMS AGREEMENT


                                                                     [Date]


          To:  CONNECTICUT NATURAL GAS CORPORATION

                                        Subject in all respects to the
          terms and conditions of the Placement Agency Agreement (the "Agreement") dated as of June 14, 1994, among Smith Barney Inc., A.G. Edwards & Sons, Inc. and you, the undersigned agrees to purchase the following Notes of Connecticut Natural Gas
          Corporation:

            Principal Amount:
            Interest Rate:
            Maturity Date:
            Discount to the Purchaser:  ___% of Principal Amount
            Purchase Price:
            Closing Date and Time:
            Initial Redemption Date:
            Initial Redemption Percentage:
            Annual Redemption [Percentage Reduction]:
            Requirements to deliver
              the documents specified in
              Section 6(a)(ii) of the
              Agreement:
                                        Certificate contemplated by
                                          clause (1):  [Required/Not
                                                        Required]
                                        Opinion contemplated by
                                          clause (2): [Required/Not
                                                        Required]
                                        Opinion contemplated by
                                          clause (3): [Required/Not
                                                        Required]
                                        Letter contemplated by
                                          clause (4): [Required/Not
                                                        Required]
            Period during which additional
              Notes may not be sold
              if not period between trade
              date and Closing Date
              as specified in Section 4(a)(v) of
              the Agreement:













          Other Provisions:
          ----------------




                                                            [SMITH BARNEY
          INC.]
                                                            [A.G. EDWARDS &
          SONS, INC.],
                                                             as
          Purchaser(s),



                                                            By: __________
                                                            Name:
                                                            Title:


          Accepted:


          CONNECTICUT NATURAL GAS CORPORATION,



          By:                           ___________________________________
            Name:
            Title:




























                                                                  Exhibit C











                                            June __, 1994



          Smith Barney Inc.
          1345 Avenue of the Americas
          New York, New York  10105

          A.G. Edwards & Sons, Inc.
          One North Jefferson
          St. Louis, Missouri  63103


            Re:                         Connecticut Natural Gas Corporation
                                        U.S. $75,000,000
                                        Medium-Term Notes, Series B
                                        -----------------------------------


          Dear Sirs:

            We have acted as counsel to Connecticut Natural Gas Corporation, a Connecticut corporation (the "Issuer"), in connection with the issuance by the Issuer from time to time of up to U.S. $75,000,000 aggregate principal amount of its Medium-Term Notes, Series B (the "Notes"), due from one year to thirty years from date of issuance to be issued pursuant to the Issuing and Paying Agency Agreement dated as of ___________, 1994 (the "Issuing and Paying Agency Agreement"), between the Issuer and Shawmut Bank Connecticut, National Association.

            In that connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records or other instruments as we have deemed necessary or appropriate for the purposes of this opinion, including: (a) the Issuing and Paying Agency Agreement; (b) the form of the Notes; (c) the Placement Agency Agreement, including t he Procedures annexed thereto, dated as of ___________, 1994 (the "Placement Agency Agreement"), between Smith Barney Inc. and A.G. Edwards & Sons, Inc. (collectively, the "Placement Agents") and the Issuer; (d) the Offering Memorandum dated ____________,








          Smith Barney Inc.
          A.G. Edwards & Sons, Inc.
          June __, 1994



          1994 (the "Offering Memorandum"), relating to the Notes, which includes and incorporates by reference the Issuer's Annual Report on Form 10-K for the 1993 fiscal year, the Issuer's definitive proxy statement dated December 22, 1993, for its 1994 annual meeting of stockholders, the Issuer's Reports on Form 10-Q for the quarters ended December 31, 1993 and March 31, 1994 and the Issuer's Current Reports on Form 8-K dated November 23, 1993 and May 23, 1994 (collectively, the "Exchange Act Documents") as filed under the Securities Exchange Act of 1934, as amended; (e) the Certificate of Incorporation and By-laws of the Issuer; (f) resolutions adopted by the Board of Directors of the Issuer at meetings held on February 22, 1994 and May 24, 1994; and (g) the Decision of the Connecticut Department of Public Utility Control dated May 11, 1994 (Docket No. 94-04-10). The agreements referred to in (a) and (c) above are herein referred to collectively as the "Transaction Agreements."

            With respect to matters stated herein to be to the best of our knowledge, we have consulted with officers of the Issuer who, by reason of their positions, would be expected to have knowledge of the relevant facts and circumstances, and made such other investigations as we have deemed necessary or appropriate. Nothing has come to our attention in the course of such consultations and investigations which has caused us to believe that the statements so made herein as to the best of our knowledge are untrue, incorrect or misleading. We have not searched the dockets of any court or agency for litigation or proceedings involving the Issuer.

            We express no opinion as to the laws of any jurisdiction other than the laws of Connecticut and the Federal laws of the United States. We have made no inquiry into and express no opinion as to the laws of other jurisdictions. As you are aware, the Placement Agency Agreement purports to be governed by the laws of the State of New York. For purposes of this opinion we have assumed, without investigation, that the laws of the State of New York applicable to that document and the transactions contemplated thereby are the same in all respects as the applicable laws of the State of Connecticut.

            For purposes of our opinion concerning the good standing of the Issuer in the State of Connecticut, we have relied upon a certificate of the Secretary of the State of the State of Connecticut. Based upon the foregoing, and subject to the limitations and qualifications set forth herein, we are of the opinion that:









          Smith Barney Inc.
          A.G. Edwards & Sons, Inc.
          June __, 1994



            1. The Issuer has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Connecticut and has full corporate power and authority to own its properties and conduct its business as presently conducted, to execute and deliver the Transaction Agreements and the Notes and to perform its obligations under such agreements and the Notes.

            2. The Transaction Agreements have been duly authorized, executed and delivered by the Issuer and constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their respective terms.

            3. The Issuer has duly authorized the execution, delivery, issuance, offering and sale of the Notes and performance of its obligations thereunder in accordance with their respective terms and conditions, subject to the determination of certain terms of the Notes by officers of the Issuer authorized by the Issuer to establish such terms. Each Note, when completed, executed, authenticated and delivered as described in the Issuing and Paying Agency Agreement and the Placement Agency Agreement against payment of the consideration therefor, will constitute a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms and will entitle its registered owner to the benefits of the Issuing and Paying Agency Agreement.

            4. The Issuing and Paying Agency Agreement and the form of the Notes attached thereto conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

            5. The execution, delivery and performance of the Transaction Agreements and the execution, delivery, issuance, offering and sale of the Notes and the performance of the obligations under the Notes and such agreements will not conflict with, result in a breach of, constitute a default under or result in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Issuer or its subsidiaries pursuant to the Issuer's Certificate of Incorporation, By-laws or, to the best of our knowledge, any indenture, mortgage, loan agreement, note or similar financial instrument to which the Issuer or any of its subsidiaries is a party or to which any of its or their property is subject or any statute, regulation or order or judgement applicable to the Issuer of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Issuer or any of its subsidiaries.










          Smith Barney Inc.
          A.G. Edwards & Sons, Inc.
          June __, 1994



            6. Assuming that the Notes are offered, sold and issued in compliance with the terms and conditions of the Issuing and Paying Agency Agreement, the Placement Agency Agreement and the Procedures contemplated therein, no approval, authorization, consent or other order of, or filing with, any United States Federal or Connecticut State governmental authority is legally required in connection with the execution, delivery and performance by the Issuer of the Transaction Agreements or the issuance of the Notes, except such as may be required under applicable state securities laws in connection with the offer and sale of the Notes, and it is not necessary in connection with the offering, sale and issuance of the Notes to register the Notes under the Securities Act of 1933 or qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939; provided, however, that the approval of the Connecticut Department of Public Utility Control is required in connection with the issuance of the Notes and has been obtained and is in full force and effect with respect to the general terms and conditions of the program for the issuance of Notes during the period ending September 30, 1998 subject to the requirement for further approval of said Department to proposed terms for the specific issuances of Notes as may be filed by the Issuer with said Department from time to time.

            7. The Issuer is neither a "holding company" under the Public Utility Holding Company Act of 1935 nor a "subsidiary company" nor an "affiliate" of a "holding company" within the meaning of these terms as defined in said Act. The Issuer is not subject to regulation by the Federal Energy Regulatory Commission ("FERC") under the Natural Gas Act except with respect to certain interstate sales for resale as to which the Company has a blanket certificate of public conveyance and authority from FERC.

            8. Except as may be set forth or arising out of facts disclosed in the Offering Memorandum or incorporated by reference therein, to the best of our knowledge, there are no legal or governmental actions, suits or proceedings before any court or governmental or other regulatory agency or body of any jurisdiction or any arbitrator now pending or threatened against the Issuer, its subsidiaries or any of its or their properties, other than such actions, suits or proceedings that, considered in the aggregate, would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Issuer or the ability of the Issuer to perform its obligations under the Transaction Agreements and the Notes.









          Smith Barney Inc.
          A.G. Edwards & Sons, Inc.
          June __, 1994



            We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Offering Memorandum or the Exchange Act Documents and take no responsibility therefor, except to the extent referred to under Paragraph 4 above and in this paragraph. In the course of the preparation by the Issuer of the Offering Memorandum, excluding the Exchange Act Documents, we participated in conferences with certain officers and employees of the Issuer and with its accountants. We also participated in the preparation by the Issuer of its Annual Report on Form 10-K for its fiscal year ended 1993, its Quarterly Reports for the quarters ended December 31, 1993 and March 31, 1994, and its Proxy Statement respecting its annual meeting of stockholders held in 1994. Based upon our examination of the Offering Memorandum, the Exchange Act Documents, our investigation in connection with the preparation of the Offering Memorandum (excluding those Exchange Act Documents referred to above as to which we did not participate in the preparation thereof), and our participation in the conferences referred to above, we have no reason to believe that the Offering Memorandum (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that we express no view with respect to any financial statements contained in the Offering Memorandum or the Exchange Act Documents or any financial information derived therefrom.

            The foregoing is subject to the following:

            a. The enforceability of the Transaction Agreements and the Notes is subject to procedural due process and subject to applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other laws affecting creditor's rights generally from time to time in effect and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            b. No opinion is expressed as to the enforceability of (i) provisions related to self-help, (ii) provisions which purport to establish evidentiary standards,
          (iii) provisions related to waiver of remedies (or the delay or omission of enforcement thereof), disclaimers, releases of legal or equitable rights, discharge of defenses, or liquidated damages, (iv) provisions releasing, exculpating or exempting a









          Smith Barney Inc.
          A.G. Edwards & Sons, Inc.
          June __, 1994



          party from, or requiring indemnification of a party for, liability for its own action or inaction to the extent the action or inaction involves negligence, recklessness, willful misconduct, unlawful conduct or conduct against public policy, or
          (v) any particular remedy where another remedy has been selected.

            c. Provisions in the Transaction Agreements and the Notes which permit the holders of the Notes to make determinations or to take actions may be subject to requirements that such determinations be made or actions be taken on a reasonable basis and in good faith.

            Each of you may rely on this opinion in connection with the transactions contemplated by the Transaction Agreements, but it may not be relied upon by any other person or for any other purpose whatsoever, without in each instance obtaining our prior written consent.

                                                        Very truly yours,

                                                        MURTHA, CULLINA,
          RICHTER AND PINNEY



                                                        By: _______________

                                                    Willard F. Pinney, Jr.
                                                    A Partner of the Firm


























                                                                  EXHIBIT D




                         CONNECTICUT NATURAL GAS CORPORATION

                                  U.S. $____________

                             Medium-Term Notes, Series B
                           With Maturities From One Year to
                           Thirty Years From Date of Issue

                       Amendment to Placement Agency Agreement
                       ---------------------------------------


                                                         New York, New York
                                                                     [Date]

          Smith Barney Inc.
          1345 Avenue of the Americas
          New York, New York  10105

          A.G. Edwards & Sons, Inc.
          One North Jefferson
          St. Louis, MO  63103


          Dear Sirs:

                                        The Placement Agency Agreement
          dated ____________, 1994 (the "Agreement"), between Connecticut Natural Gas Corporation, a Connecticut corporation (the "Issuer"), and you is hereby amended to increase the aggregate principal amount of Notes (as defined in the Agreement) at any time outstanding to up to U.S. $_______.

                                        [The documents referred to in the
          second sentence of Section 12 of the Agreement shall be delivered simultaneously herewith.]

                                        In all other respects the Agreement
          shall remain in full force and effect.

                                        This amendment to the Agreement may
          be executed in counterparts, and the executed counterparts shall together constitute a single instrument.

                                        If the foregoing is in accordance
          with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter shall









          represent a binding agreement between the Issuer and each of you. This letter shall not constitute a binding agreement unless and until it is executed by the Issuer and each of you.


                                                        Very truly yours,

                                                    CONNECTICUT NATURAL GAS
                                                      CORPORATION,



                                                        by: _______________

                                                            Name:
                                                            Title:


          The foregoing Agreement is
          hereby confirmed and accepted
          as of the date hereof.

          SMITH BARNEY INC.,



          by:                           ___________________________________
            Name:
            Title:


          A.G. Edwards & SONS, INC.,



          by:                           ___________________________________
            Name:
            Title:




















